UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2026

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40770	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Corporate Center Drive, Suite 404 Monterey Park, California	91754
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 18, 2026, Focus Universal Inc., a Nevada corporation (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”), which had been adjourned from June 19, 2026 due to lack of quorum, at which the Company’s stockholders were asked to consider and vote on four proposals, each of which is listed below and described in more detail in the Company’s definitive proxy statement for the Annual Meeting, as filed with the SEC on April 24, 2026 (the “Proxy Statement”).

The final results for Proposals 1, 2, 3, and 4 as set forth in the Proxy Statement were as follows:

Proposal 1 - Election of Directors.

The following five (5) individuals were elected as directors, to serve until the Company’s next annual meeting of stockholders or until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
Dr. Desheng Wang	878,385	3,107	0
Irving Kau	877,458	4,034	0
Michael Pope	457,948	423,544	0
Carine Clark	874,011	7,481	0
Sean Warren	874,921	6,571	0

Proposal 2 – Auditor Ratification Proposal.

The stockholders ratified and approved the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2026 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
879,837	1,642	13	0

Proposal 3 – Approval of the issuance of up to $250,000,000 of securities in one or more non-public offerings on the terms and conditions described in the Proxy Statement.

The results of the voting for this approved proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
871,975	9,484	33	0

Proposal 4 – Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

The results of the voting for this approved proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
876,487	4,005	1,000	0

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2026

FOCUS UNIVERSAL INC.

By:	/s/ Desheng Wang
Name:	Desheng Wang
Title:	Chief Executive Officer

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